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                                                            Exhibit 99

	                   		BOATMEN'S NATIONAL BANK OF ST. LOUIS
            		MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                   			MARCH 1, 1997 THROUGH MARCH 31, 1997

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A. ORIGINAL DEAL PARAMETER INPUTS

(A) Total Portfolio Balance	                              					$290,623,554.00

(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage					                              	28.44%
    (ii)  Class A-1 Notes Balance					                         	$82,654,904.00
    (iii) Class A-1 Notes Rate	                                   					5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage		                              				41.29%
    (ii)  Class A-2 Notes Balance				                        		$120,000,000.00
    (iii) Class A-2 Notes Rate			                                     			6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage			                              			26.27%
    (ii)  Class A-3 Notes Balance			                         			$76,343,707.00
    (iii) Class A-3 Notes Rate		                                     				6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage			                          			4.00%
    (ii)  Class B Certificates Balance			                     		$11,624,943.00
    (iii) Class B Certificates Rate		                                				7.05%
(F) Servicing Fee Rate				                                             		1.00%
(G) Weighted Average Coupon (WAC)		                                  				9.53%
(H) Weighted Average Original Maturity (WAOM)			                 	56.22	months
(I) Weighted Average Remaining Maturity (WAM)		                 		49.45	months
(J) Number of Receivables				                                         		24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage		                   2.00%
    (ii)  Reserve Account Initial Deposit					                  	$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c)
          if 1.25% loss and delinq triggers hit -
          otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance				                       	2.00%
          (b) Percent of Remaining Pool Balance			                     		3.25%
          (c) Trigger Percent of Remaining Pool Balance		               	6.00%


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

(A) Total Portfolio Balance			                              			$212,015,922.41
(B) Total Note and Certificate Pool Factor			                      		0.7295208
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance		                           				$4,047,272.41
    (ii) Class A-1 Notes Pool Factor			                           			0.0489659
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance					                         	$120,000,000.00
    (ii) Class A-2 Notes Pool Factor			                            			1.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance					                          	$76,343,707.00
    (ii) Class A-3 Notes Pool Factor	                            				1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance			                      		$11,624,943.00
    (ii) Class B Certificates Pool Factor		                       			1.0000000
(G) Reserve Account Balance				                                		$7,660,572.96
(H) Cumulative Net Losses for All Prior Periods					            	$1,995,082.18
(I) Net Loss Ratio for Second Preceding Period					                     	2.75%
(J) Net Loss Ratio for Preceding Period		                            				0.85%
(K) Delinquency Ratio for Second Preceding Period					                  	0.77%
(L) Delinquency Ratio for Preceding Period			                         			0.74%
(M) Weighted Average Coupon (WAC)				                                  		9.51%
(N) Weighted Average Remaining Maturity (WAM)		                 		42.59 months
(O) Number of Receivables			                                         			21,156


C. INPUTS FROM THE MAINFRAME

(A) Simple Interest Receivables Principal
    (i)   Principal Collections			                            			$9,469,727.83
    (ii)  Not Used				                                                  		0.00
    (iii) Repurchased Loan Proceeds Related to Principal					            	0.00
    (iv) Other Refunds Related to Principal				                         		0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections					                              	1,722,418.69
    (ii)  Repurchased Loan Proceeds Related to Interest			               	0.00
(C) Weighted Average Coupon (WAC)			                                  			9.51%
(D) Weighted Average Remaining Maturity (WAM)				               		41.64 months
(E) Remaining Number of Receivables			                               			20,674
(F) Delinquent Receivables
                             				Dollar Amount              		# Units
                                 -------------                --------
    (i)  30-59 Days Delinquent				 3,811,801    	1.88%          	347   		1.68%
    (ii)  60-89 Days Delinquent	  			659,143    	0.33%           	69     0.33%
    (iii) 90 Days or More Delinquent	566,243     0.28%           	48    	0.23%
(G) Repossessions
                              				Dollar Amount             		#  Units
                                  -------------               --------
                                 				637,377    	0.32%           	54   		0.26%


D. INPUTS DERIVED FROM OTHER SOURCES

(A) Reserve Account Investment Income 					                        	$33,843.60
(B) Aggregate Net Losses before Liquidation Proceeds and
                Recoveries for Collection Period		              				210,151.78
(C) Liquidated Receivables Information
    (i)   Not Used						                                                  0.00
    (ii)  Not Used					                                                  	0.00
    (iii) Recoveries on Previously Liquidated Contracts             273,320.57
(D) Aggregate Net Losses for Collection Period	                     (63,168.79)
(E) Actual Number of Days in Interest Period                             29.00


I. COLLECTIONS

Interest:
(A) Interest Collections					                                   	$1,722,418.69
(B) Not Used				                                                        		0.00
(C) Repurchased Loan Proceeds Related to Interest					                   	0.00
(D) Recoveries from Prior Month Charge Offs			 		                  	273,320.57
(E) Investment Earnings from the Reserve Account			               			33,843.60
(F) Total Interest Collections						                              2,029,582.86

Principal:
(G) Principal Payments Received				                            		$9,469,727.83
(H) Not Used			                                                        			0.00
(I) Repurchased Loan Proceeds Related to Principal					                  	0.00
(J) Other Refunds Related to Principal				                              		0.00
(K) Total Principal Collections						                             9,469,727.83

(L) Total Collections		                                     				$11,499,310.69


II. DISTRIBUTIONS
                                                           					Per $1,000 of
 					 		                                                    	Original Balance
                                                              -----------------
(A) Total Interest Collections					            	$2,029,582.86
(B) Servicing Fee 			                          			$176,679.94           		0.61

Interest                                                 							Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due					$18,754.89    		0.226905977
    (ii)  Class A-1 Notes Monthly Interest Paid
              (after reserve fund draw)		       				18,754.89    		0.226905977
                                                  -----------------------------
    (iii)  Class A-1 Notes Monthly Interest
          Shortfall (after reserve fund draw)	     					$0.00              		0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due				$635,000.00    		5.291666667
    (ii)  Class A-2 Notes Monthly Interest Paid
               (after reserve fund draw)		     				635,000.00    		5.291666667
                                                  ----------------------------
    (iii)  Class A-2 Notes Monthly Interest
           Shortfall (after reserve fund draw)	    					$0.00              		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due				$429,433.35          		5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
                (after reserve fund draw)		    				429,433.35 	         	5.625
                                                 ------------------------------
    (iii)  Class A-3 Notes Monthly Interest
           Shortfall (after reserve fund draw)	    					$0.00 	             	0
(F) Class B Certificates Monthly Interest
    (i) Class B Certificates Monthly Interest Due 	$68,296.54 	         	5.875
    (ii) Class B Certificates Monthly Interest Paid
               (after reserve fund draw)	      					68,296.54          		5.875
                                                  ----------------------------
    (iii) Class B Certificates Monthly Interest
          Shortfall (after reserve fund draw)	     					$0.00              		0
(G) Total Note and Certificate Interest Paid
          (after reserve fund draw)		       				$1,151,484.78
(H) Excess Interest			                         			$701,418.14

Principal
(I) Total Principal Collections			                  			$9,469,727.83
(J) Draw on Reserve Fund for realized losses 					       	210,151.78
(K) Total Amount Available for Principal Distribution  $9,679,879.61

                                                              		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due			4,047,272.41   		48.96590782
    (ii)  Class A-1 Notes Monthly Principal Paid
              (after reserve fund draw)		     				4,047,272.41   		48.96590782
                                                 -----------------------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall
                  (after reserve fund draw)         						0.00             		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due			5,632,607.20   		46.93839333
    (ii)  Class A-2 Notes Monthly Principal Paid
              (after reserve fund draw)		     				5,632,607.20   		46.93839333
                                                 -----------------------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall
                  (after reserve fund draw)          					0.00             		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due					     	0.00 	            	0
    (ii)  Class A-3 Notes Monthly Principal Paid
                (after reserve fund draw)		           				0.00             		0
                                                       ------------------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall
                   (after reserve fund draw)        						0.00             		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due						0.00             		0
    (ii)  Class B Certificates Monthly Principal Paid
                  (after reserve fund draw)	         					0.00             		0
                                                        ----------------------
    (iii) Class B Certificates Monthly Principal Shortfall
                  (after reserve fund draw)         						0.00             		0
(P) Total Note and Certificate Principal Paid				                	9,679,879.61
(Q) Total Distributions			                                    			11,008,044.33
(R) Excess Servicing Releases from Reserve Account to Servicer				1,261,321.84
(S) Amount of Draw from Reserve Account			                       			210,151.78
(T) Draw from Reserve Account plus Total Available Amount					  	11,709,462.47


III. POOL BALANCES AND PORTFOLIO INFORMATION

                                          			 	Beginning              		End
                                           				of Period	           	of Period
                                          ------------------      -------------
(A) Balances and Principal Factors
    (i) Total Portfolio Balance		     	   	$212,015,922.41 	  	$202,336,042.80
    (ii) Total Note and Certificate Pool Factor		0.7295208 	        	0.6962135
    (iii) Class A-1 Notes Balance	         			4,047,272.41 	             	0.00
    (iv) Class A-1 Notes Pool Factor			         	0.0489659 	        	0.0000000
    (v) Class A-2 Notes Balance			         	120,000,000.00    		114,367,392.80
    (vi) Class A-2 Notes Pool Factor         				1.0000000         		0.9530616
    (vii) Class A-3 Notes Balance		        		76,343,707.00     		76,343,707.00
    (viii) Class A-3 Notes Pool Factor	       			1.0000000         		1.0000000
    (ix) Class B Certificates Balance    				11,624,943.00 	    	11,624,943.00
    (x) Class B Certificate Pool Factor		      		1.0000000 	        	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)		          		9.51%             		9.51%
    (ii)  Weighted Average Remaining Maturity (WAM)	42.59 months	 41.64	months
    (iii) Remaining Number of Receivables       				21,156 	           	20,674
    (iv)  Portfolio Receivable Balance			 	$212,015,922.41   		$202,336,042.80


IV. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance							                    	$7,660,572.96
(B) Draw for Realized losses					                                			210,151.78
(C) Draw for Servicing Fee						                                        		0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								210,151.78
(I) Excess Interest						                                         		701,418.14
(J) Reserve Account Balance Prior to Release							              	8,151,839.32

(K) Reserve Account Required Amount							                       	6,890,517.48

(L) Final Reserve Account Required Amount							                 	6,890,517.48

(M) Reserve Account Release to Servicer							                   	1,261,321.84

(N) Ending Reserve Account Balance							                        	6,890,517.48


V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Aggregate Net Losses before Liquidation Proceeds and
               Recoveries for Collection Period		            						$210,151.78
(B) Liquidated Contracts
    (i)   Not Used							                                                	0.00
    (ii)  Not Used					                                                			0.00
    (iii) Recoveries on Previously Liquidated Contracts					     			273,320.57
(C) Aggregate Net Losses for Collection Period							              	(63,168.79)
(D) Net Loss Ratio for Collection Period (annualized)						           		-0.37%
(E) Cumulative Net Losses for all Periods							                 	1,931,913.39
(F) Delinquent Receivables
                                 				Dollar Amount            		#  Units
                                    ---------------            ----------
    (i)  30-59 Days Delinquent			     	3,811,801     	1.88%       	347 		1.68%
    (ii)  60-89 Days Delinquent			      	659,143     	0.33%	        69 		0.33%
    (iii) 90 Days or More Delinquent				 566,243     	0.28%	        48 		0.23%

(G) Repossessions
                                 				Dollar Amount            		#  Units
                                    ----------------            ---------
	                                     			637,377     	0.32%        	54 		0.26%


VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period					                       			2.75%
    (ii) Preceding Collection Period						                             		0.85%
    (iii) Current Collection Period						                             		-0.37%
    (iv) Three Month Average (Avg(i,ii,iii))						                     		1.08%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More
            to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.77%
    (ii) Preceding Collection Period					                             			0.74%
    (iii) Current Collection Period								                              0.61%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.70%

(C) Loss and Delinquency Trigger Indicator							         	Trigger was not hit




  The undersigned officers of The Boatmen's National Bank of St. Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.



By:  /s/ Carolyn F. Geiger			       By:		/s/ Leslie J. Fitzpatrick
     --------------------- 	             -------------------------
Name:  Carolyn F. Geiger					       Name:   Leslie J. Fitzpatrick
Title:  Vice President 				         Title:	 Senior Vice President
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